Exhibit 4.2

             First Amendment to the Pooling and Servicing Agreement

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                                                               EXECUTION VERSION
================================================================================

                         MORGAN STANLEY CAPITAL I INC.,
                                  as Depositor,


                              CAPMARK FINANCE INC.,
                           as Capmark Master Servicer,


                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                         as Wells Fargo Master Servicer,


                                    NCB, FSB,
                             as NCB Master Servicer,


                           CENTERLINE SERVICING INC.,
                          as General Special Servicer,


                       NATIONAL CONSUMER COOPERATIVE BANK,
                           as Co-op Special Servicer,


                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
        as Paying Agent, Certificate Registrar and Authenticating Agent,


                                       and


                       LASALLE BANK NATIONAL ASSOCIATION,
                            as Trustee and Custodian


                         -------------------------------

                                 FIRST AMENDMENT
                          Dated as of January 30, 2008

                                       TO

                         POOLING AND SERVICING AGREEMENT
                          Dated as of November 1, 2007

                        --------------------------------


                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-IQ16

================================================================================
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                                 FIRST AMENDMENT

            FIRST AMENDMENT dated as of January 30, 2008 ("First Amendment") by and among MORGAN STANLEY CAPITAL I INC., as depositor (the "Depositor"), CAPMARK FINANCE, INC., as a master servicer (the "Capmark Master Servicer"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a master servicer (the "Wells Fargo Master Servicer"), NCB, FSB, as a master servicer (the "NCB Master Servicer"), CENTERLINE SERVICING INC., as a special servicer (the "General Special Servicer"), NATIONAL CONSUMER COOPERATIVE BANK, as a special servicer (the "Co-op Special Servicer"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as paying agent (the "Paying Agent"), and LASALLE BANK NATIONAL ASSOCIATION, as trustee of the Trust ("Trustee"), to the Pooling and Servicing Agreement dated as of November 1, 2007 (the "Pooling and Servicing Agreement" or the "Agreement"), by and among the Depositor, the Capmark Master Servicer, the Wells Fargo Master Servicer, the NCB Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Paying Agent and the Trustee.

            Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Pooling and Servicing Agreement.

                                    RECITALS

            WHEREAS, the Depositor, the Capmark Master Servicer, the Wells Fargo Master Servicer, the NCB Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Paying Agent and the Trustee desire to amend the Pooling and Servicing Agreement;

            WHEREAS, Section 15.3 of the Pooling and Servicing Agreement permits the Agreement to be amended by the Depositor, the Capmark Master Servicer, the Wells Fargo Master Servicer, the NCB Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Paying Agent and the Trustee to (i) to cure an ambiguity, and (ii) to cause the provisions of the Pooling and Servicing Agreement to conform to and be consistent with the Final Prospectus Supplement; and

            NOW THEREFORE, in consideration of the mutual covenants contained herein, the Depositor, the Capmark Master Servicer, the Wells Fargo Master Servicer, the NCB Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Paying Agent and the Trustee, hereby agree that the Pooling and Servicing Agreement shall be amended as follows:

            AMENDMENT SECTION 1.
            -------------------

            The definition of "Purchase Price" in Section 1.1 is hereby deleted in its entirety and replaced by the following (changed text is marked):

            "Purchase Price" means, with respect to (i) the repurchase, pursuant to Article II of this Agreement, by the applicable Seller of a Mortgage Loan sold by such Seller, (ii) the determination of fair value of an REO Mortgage Loan with respect to a liquidation by a Special Servicer pursuant to Section
9.15 or (iii) the determination of fair value of a Mortgage Loan in connection with a purchase by the Option Holder pursuant to Section 9.36 under the circumstances described therein, a price equal to the sum of (A) 100% of the unpaid Principal Balance of such Mortgage Loan (or, deemed Principal Balance, in the case of an REO Mortgage Loan), plus (B) accrued but unpaid interest thereon calculated at the Mortgage Rate to and including, the Due Date in the Collection Period in which such purchase or liquidation occurs, plus (C) the amount of any expenses related to such Mortgage Loan (and any Serviced Companion Loans, if applicable) or the related REO Property (including any Servicing Advances and Advance Interest (which have not been paid by the Mortgagor or out of Late Fees or default interest paid by the related Mortgagor on the related Mortgage Loan (and any Serviced Companion Loans, if applicable)) and all unpaid Special Servicing Fees and Liquidation Fees paid or payable with respect to the Mortgage Loan (or Serviced Loan Group, as the case may be) that are reimbursable or payable to the applicable Master Servicer, the applicable Special Servicer, the Paying Agent, the Trustee or the related Other Master Servicer, the related Other Special Servicer, the related Other Trustee or the related Other Paying Agent, plus (D) if such Mortgage Loan or REO Mortgage Loan is being repurchased or substituted for by a Seller pursuant to the related Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the Primary Servicer, the applicable Master Servicer, the applicable Special Servicer, the Depositor, the Paying Agent or the Trustee in respect of the Material Breach or Material Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included in (C) above).

            AMENDMENT SECTION 2.
            -------------------

            The second sentence of Section 9.1(a) is hereby deleted in its entirety and replaced by the following (changed text is marked):

            Certain of the provisions of this Article IX make explicit reference to their applicability to Mortgage Loans and the Serviced Companion Loans; notwithstanding such explicit references, references to "Mortgage Loans" contained in this Article IX (other than Section 9.36), unless otherwise specified, shall be construed to refer also to the related Serviced Companion Loan (but any other terms that are defined in Article I and used in this Article IX shall be construed according to such definitions without regard to this sentence).

            AMENDMENT SECTION 3.
            -------------------

            A new Section 9.36(g) is hereby added as follows:

            (g) For the avoidance of doubt, the provisions of Section 9.36 shall not apply to the Serviced Companion Loans.

            AMENDMENT SECTION 4.
            -------------------

            A. Limited Effect. Except as expressly amended and modified by this First Amendment, the Pooling and Servicing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

            B. Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            C. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                   (SIGNATURES COMMENCE ON THE FOLLOWING PAGE)

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            IN WITNESS WHEREOF, the Depositor, the Capmark Master Servicer, the
Wells Fargo Master Servicer, the NCB Master Servicer, the General Special Servicer, the Co-op Special Servicer, the Paying Agent and the Trustee have caused their names to be signed hereto by their respective officers there unto duly authorized, all as of the day and year first above written.


                                       MORGAN STANLEY CAPITAL I INC.,
                                           as Depositor


                                       By:    /s/ Anthony Sfarra
                                           ------------------------------------
                                           Name:  Anthony Sfarra
                                           Title: Vice President


                                       CAPMARK FINANCE INC.,
                                           as Capmark Master Servicer


                                       By:    /s/ Jillian Brittin
                                           ------------------------------------
                                           Name:  Jillian Brittin
                                           Title: Vice President


                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                           as Wells Fargo Master Servicer


                                       By:    /s/ Kristian Bornemann
                                           ------------------------------------
                                           Name:  Kristian Bornemann
                                           Title: Vice President


                                       NCB, FSB,
                                           as NCB Master Servicer


                                       By:    /s/ Michelle Connelly
                                           ------------------------------------
                                           Name:  Michelle Connelly
                                           Title: Senior Vice President


                                       CENTERLINE SERVICING INC.,
                                           as General Special Servicer


                                       By:    /s/ James L. Duggins
                                           ------------------------------------
                                           Name:  James L. Duggins
                                           Title: CEO


                                       NATIONAL CONSUMER COOPERATIVE BANK
                                           as Co-op Special Servicer


                                       By:    /s/ Michelle Connelly
                                           ------------------------------------
                                           Name:  Michelle Connelly
                                           Title: Senior Vice President


                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                           as Paying Agent


                                       By:    /s/ Amy Mofsenson
                                           ------------------------------------
                                           Name:  Amy Mofsenson
                                           Title: Vice President


                                       LASALLE BANK NATIONAL ASSOCIATION,
                                           as Trustee


                                       By:    /s/ Nicholas C. Xeros
                                           ------------------------------------
                                           Name:  Nicholas C. Xeros
                                           Title: Assistant Vice President

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STATE OF NEW YORK       )
                        :   ss.:
COUNTY OF NEW YORK      )



            On the 28th day of January in the year 2008, before me, the undersigned, personally appeared Anthony Sfarra, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the New York (insert the city or other political subdivision and the state or county or other place the acknowledgment was taken).


Signature and Office of individual taking acknowledgment

            /s/ Shawntay Smith


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STATE OF Pennsylvania   )
                        :   ss.:
COUNTY OF Montgomery    )



            On the 28th day of January in the year 2008, before me, the undersigned, personally appeared Jillian M. Brittin, Vice President, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the Montgomery County (insert the city or other political subdivision and the state or county or other place the acknowledgment was taken).


Signature and Office of individual taking acknowledgment

            /s/ Jean Reese


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STATE OF CALIFORNIA           )
                              :     ss.:
COUNTY OF SAN FRANCISCO       )



            On January 28, 2008, before me, Wade Howard, Notary Public, personally appeared Krisitian J.K. Bornemann, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the law of the State of California that the foregoing paragraph is true and correct.


WITNESS my hand and official seal.

            /s/ Wade H. Howard


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STATE OF VA             )
                        :   ss.:
COUNTY OF ARLINGTON     )



            On the 28th day of January in the year 2008, before me, the undersigned, personally appeared Michelle Connelly, SVP, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the County of Arlington, VA (insert the city or other political subdivision and the state or county or other place the acknowledgment was taken).


Signature and Office of individual taking acknowledgment

            /s/ Martha Ann Carrigan


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STATE OF TEXAS          )
                        :   ss.:
COUNTY OF DALLAS        )



            On the 29th day of January in the year 2008, before me, the undersigned, personally appeared James L. Duggins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Irving, Dallas County, Texas (insert the city or other political subdivision and the state or county or other place the acknowledgment was taken).


Signature and Office of individual taking acknowledgment

            /s/ Robin Behrns


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STATE OF NEW YORK       )
                        :  ss.:
COUNTY OF NEW YORK      )



            On the 29th day of January in the year 2008, before me, the undersigned, personally appeared Amy Mofsenson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the State of New York (insert the city or other political subdivision and the state or county or other place the acknowledgment was taken).


Signature and Office of individual taking acknowledgment

            /s/ Janet M. Jolley


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STATE OF Illinois       )
                        :  ss.:
COUNTY OF Cook          )



            On the 28th day of January in the year 2008, Ethel Franklin, a notary public in and for said State, personally appeared, Nicholas C. Xeros personally known to be the Assistant Vice President, of the LaSalle Bank National Association, one of the entities that executed the within instrument, and also known to me to be the person who executed it on the behalf of such entity, and acknowledged to me that such entity executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



            /s/ Ethel Franklin